UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): September 24, 2026

Kyndryl Holdings, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40853 (Commission File Number)	86-1185492 (I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017
(Address of principal executive offices, and Zip Code)

855-596-3795
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 24, 2026, Kyndryl Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC as representatives of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $600,000,000 aggregate principal amount of its 7.800% Senior Notes due 2029 (the “2029 Notes”) and $400,000,000 aggregate principal amount of its 7.875% Senior Notes due 2032 (the “2032 Notes” and, together with the 2029 Notes, the “Securities”). The Securities were offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-276713), filed on January 26, 2024. The Company intends to use the net proceeds of the offering to repay at maturity the $700 million outstanding aggregate principal amount of the Company’s 2.05% senior notes due October 2026. The Company intends to use any remaining net proceeds from the offering, together with cash on hand, to repay the outstanding balance under the Company’s revolving credit agreement, and for related fees and expenses.

On September 28, 2026, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, entered into a Third Supplemental Indenture relating to the 2029 Notes, dated as of September 28, 2026 (the “Third Supplemental Indenture”) and a Fourth Supplemental Indenture relating to the 2032 Notes, dated as of September 28, 2026 (the “Fourth Supplemental Indenture” and, together with the Third Supplemental Indenture, the “Supplemental Indentures”), to the Indenture, dated as of October 15, 2021 (the “Base Indenture,” and together with the Supplemental Indentures, the “Indenture”), providing for the issuance of the Securities.

Each series of the Securities is the Company’s senior unsecured obligations and ranks equally in right of payment among themselves and with all of the Company’s other existing and future senior unsecured indebtedness. Neither series of the Securities will be guaranteed by any of the Company’s subsidiaries. The 2029 Notes bear interest at 7.800% per annum and will mature on September 28, 2029 and the 2032 Notes bear interest at 7.875% per annum and will mature on January 15, 2032. Interest on the 2029 Notes is payable on March 28 and September 28 of each year, beginning on March 28, 2027. Interest on the 2032 Notes is payable on January 15 and July 15 of each year, beginning on January 15, 2027. The interest rate payable on the Securities will be subject to adjustment from time to time if any of Moody’s, S&P or Fitch (in each case, as defined in the Indenture) (or, in each case, a substitute rating agency therefor), downgrades (or subsequently upgrades) the debt rating applicable to the Securities. At any time and from time to time prior to August 28, 2029 with respect to the 2029 Notes and December 15, 2031 with respect to the 2032 Notes (each such date, with respect to the 2029 Notes or the 2032 Notes, as applicable, the “Par Call Date”), the Company may redeem the Securities of each series, in whole or in part, at a “make-whole” redemption price as described in the Indenture. At any time and from time to time on or after the applicable Par Call Date, the Company may redeem some or all of the Securities of each series at a redemption price equal to 100% of the principal amount of such series of the Securities to be redeemed plus accrued and unpaid interest thereon to the redemption date as described in the Indenture.

The Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of its wholly-owned U.S. subsidiaries to incur liens and enter into sale and leaseback transactions. The Indenture also restricts the ability of the Company to consolidate, merge or transfer all or substantially all of their assets, and requires the Company to offer to repurchase the Securities upon certain change of control events.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Securities are qualified in their entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1, the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 15, 2021, the Third Supplemental Indenture (including the form of the 2029 Notes attached thereto), which is filed herewith as Exhibit 4.2, and the Fourth Supplemental Indenture (including the form of the 2032 Notes attached thereto), which is filed herewith as Exhibit 4.3, each incorporated by reference herein. The form of the 2029 Notes and the form of the 2032 Notes are filed as Exhibit 4.4 and Exhibit 4.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

A copy of the opinion letter of Willkie Farr & Gallagher LLP, relating to the validity of the Securities, is attached hereto as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit

1.1	Underwriting Agreement, dated as of September 24, 2026, by and among Kyndryl Holdings, Inc. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule 1 therein.

4.1	Indenture, dated as of October 15, 2021, between Kyndryl Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 15, 2021).

4.2	Third Supplemental Indenture, dated as of September 28, 2026, between Kyndryl Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Fourth Supplemental Indenture, dated as of September 28, 2026, between Kyndryl Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 7.800% Senior Notes due 2029 (included as Exhibit A to Exhibit 4.2).

4.5	Form of 7.875% Senior Notes due 2032 (included as Exhibit A to Exhibit 4.3).

5.1	Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2026

KYNDRYL HOLDINGS, INC.

By:	/s/ Ellen Johnson
	Name:	Ellen Johnson
	Title:	Chief Financial Officer